UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

APRIL 30, 2007

Legg Mason Partners

Dividend Strategy Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Dividend Strategy Fund

Semi-Annual Report  •  April 30, 2007

What’s

Inside

Fund Objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock markets around the world also declined. After a modest

Legg Mason Partners Dividend Strategy Fund         I

increase in March, U.S. stock prices rallied sharply in April, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.24%, 9.10%, and 6.86%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 9.48% and 8.34%, respectively.

Performance Review

For the six months ended April 30, 2007, Class A shares of Legg Mason Partners Dividend Strategy Fund, excluding sales charges, returned 8.59%. These shares outperformed the Lipper Large-Cap Core Funds Category Average1 which increased 8.25%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 8.60% for the same period.

Performance Snapshot as of April 30, 2007 (excluding sales charges) (unaudited)

Six Months

Dividend Strategy Fund — Class A Shares	8.59%

S&P 500 Index	8.60%

Lipper Large-Cap Core Funds Category Average[1]	8.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class 1 shares returned 8.85%, Class B shares returned 8.18% and Class C shares returned 8.36% over the six months ended April 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Total Annual Operating Expenses
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class 1, Class A, Class B, and Class C shares were 0.87%, 1.42%, 2.22%, and 1.72%, respectively.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 820 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Dividend Strategy Fund

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Board of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Legg Mason Partners Dividend Strategy Fund         III

Additionally, effective as of the close of business on July 27, 2007, Class 1 shares of the Fund will be closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date will be permitted to continue to maintain their then-current Class 1 shares, but will no longer be permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions). Affected shareholders were sent a communication notifying them of this change.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 4, 2007

IV         Legg Mason Partners Dividend Strategy Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Dividend Strategy Fund         V

Fund at a Glance (unaudited)

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class 1	8.85%	$1,000.00	$1,088.50	0.86%	$4.45

Class A	8.59	1,000.00	1,085.90	1.22	6.31

Class B	8.18	1,000.00	1,081.80	1.98	10.22

Class C	8.36	1,000.00	1,083.60	1.68	8.68

(1)	For the six months ended April 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class 1	5.00%	$1,000.00	$1,020.53	0.86%	$4.31

Class A	5.00	1,000.00	1,018.74	1.22	6.11

Class B	5.00	1,000.00	1,014.98	1.98	9.89

Class C	5.00	1,000.00	1,016.46	1.68	8.40

(1)	For the six months ended April 30, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         3

Schedule of Investments (April 30, 2007) (unaudited)

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Shares	Security	Value

COMMON STOCKS — 97.8%
CONSUMER DISCRETIONARY — 5.8%
Hotels, Restaurants & Leisure — 1.2%
690,000	McDonald’s Corp.	$33,313,200

Media — 2.9%
249,850	Cinemark Holdings Inc.*	4,722,165
533,100	News Corp., Class B Shares	12,794,400
2,447,100	Pearson PLC	41,846,747
350,000	Regal Entertainment Group, Class A Shares	7,612,500
700,000	Time Warner Inc.	14,441,000

	Total Media	81,416,812

Specialty Retail — 1.7%
1,573,800	Gap Inc.	28,249,710
450,000	Home Depot Inc.	17,041,500

	Total Specialty Retail	45,291,210

	TOTAL CONSUMER DISCRETIONARY	160,021,222

CONSUMER STAPLES — 12.1%
Beverages — 1.6%
400,000	Coca-Cola Co.	20,876,000
350,000	PepsiCo Inc.	23,131,500

	Total Beverages	44,007,500

Food & Staples Retailing — 2.3%
1,319,700	Wal-Mart Stores Inc.	63,240,024

Food Products — 4.8%
375,000	Cadbury Schweppes PLC, ADR	19,893,750
400,000	Campbell Soup Co.	15,640,000
300,000	General Mills Inc.	17,970,000
200,000	H.J. Heinz Co.	9,422,000
860,517	Kraft Foods Inc., Class A Shares	28,801,504
1,361,940	Unilever PLC, ADR	42,642,342

	Total Food Products	134,369,596

Household Products — 3.4%
975,013	Kimberly-Clark Corp.	69,391,675
400,000	Procter & Gamble Co.	25,724,000

	Total Household Products	95,115,675

	TOTAL CONSUMER STAPLES	336,732,795

ENERGY — 7.8%
Oil, Gas & Consumable Fuels — 7.8%
250,000	BP PLC, ADR	16,830,000
980,169	Chevron Corp.	76,247,347
1,496,219	Exxon Mobil Corp.	118,769,864
234,000	Spectra Energy Corp.	6,107,400

	TOTAL ENERGY	217,954,611

See Notes to Financial Statements.

4         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

EXCHANGE TRADED FUND — 0.5%
400,000	Health Care Select Sector SPDR Fund	$14,444,000

FINANCIALS — 16.4%
Capital Markets — 2.8%
200,000	Bank of New York Co. Inc.	8,096,000
400,000	Merrill Lynch & Co. Inc.	36,092,000
31,970	Nuveen Investments, Class A Shares	1,704,001
506,000	UBS AG	32,839,400

	Total Capital Markets	78,731,401

Commercial Banks — 3.0%
363,900	Wachovia Corp.	20,211,006
1,721,218	Wells Fargo & Co.	61,774,514

	Total Commercial Banks	81,985,520

Consumer Finance — 0.7%
300,000	American Express Co.	18,201,000

Diversified Financial Services — 5.5%
1,319,821	Bank of America Corp.	67,178,889
1,650,957	JPMorgan Chase & Co.	86,014,860

	Total Diversified Financial Services	153,193,749

Insurance — 3.7%
250,000	American International Group Inc.	17,477,500
903,504	Chubb Corp.	48,635,620
5,400	Hartford Financial Services Group Inc.	546,480
600,000	Marsh & McLennan Cos. Inc.	19,056,000
325,000	Travelers Cos. Inc.	17,582,500

	Total Insurance	103,298,100

Real Estate Investment Trusts (REITs) — 0.5%
850,000	Annaly Mortgage Management Inc.	13,523,500

Thrifts & Mortgage Finance — 0.2%
500,000	Hudson City Bancorp Inc.	6,660,000

	TOTAL FINANCIALS	455,593,270

HEALTH CARE — 13.2%
Health Care Equipment & Supplies — 1.0%
468,602	Baxter International Inc.	26,536,931

Pharmaceuticals — 12.2%
1,287,409	Abbott Laboratories	72,893,098
389,325	Eli Lilly & Co.	23,020,787
719,508	GlaxoSmithKline PLC, ADR	41,573,172
1,173,647	Johnson & Johnson	75,371,610
352,800	Novartis AG, ADR	20,494,152
1,820,967	Pfizer Inc.	48,182,787
1,062,475	Wyeth	58,967,363

	Total Pharmaceuticals	340,502,969

	TOTAL HEALTH CARE	367,039,900

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

INDUSTRIALS — 18.2%
Aerospace & Defense — 5.7%
1,679,752	Honeywell International Inc.	$91,008,963
450,000	Raytheon Co.	24,093,000
650,000	United Technologies Corp.	43,634,500

	Total Aerospace & Defense	158,736,463

Air Freight & Logistics — 0.5%
200,000	United Parcel Service Inc., Class B Shares	14,086,000

Building Products — 0.3%
300,000	Masco Corp.	8,163,000

Commercial Services & Supplies — 2.7%
450,000	Pitney Bowes Inc.	21,600,000
550,000	R.R. Donnelley & Sons Co.	22,110,000
850,000	Waste Management Inc.	31,798,500

	Total Commercial Services & Supplies	75,508,500

Electrical Equipment — 3.5%
200,000	Cooper Industries Ltd., Class A Shares	9,952,000
1,449,654	Emerson Electric Co.	68,119,241
376,500	Hubbell Inc., Class B Shares	19,461,285

	Total Electrical Equipment	97,532,526

Industrial Conglomerates — 5.5%
350,000	3M Co.	28,969,500
2,830,866	General Electric Co.	104,345,721
600,000	Tyco International Ltd.	19,578,000

	Total Industrial Conglomerates	152,893,221

	TOTAL INDUSTRIALS	506,919,710

INFORMATION TECHNOLOGY — 8.2%
Computers & Peripherals — 1.7%
450,000	International Business Machines Corp.	45,994,500

IT Services — 1.0%
650,000	Automatic Data Processing Inc.	29,094,000

Semiconductors & Semiconductor Equipment — 2.9%
500,000	Intel Corp.	10,750,000
1,012,700	Linear Technology Corp.	37,895,234
3,146,900	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	33,168,326

	Total Semiconductors & Semiconductor Equipment	81,813,560

Software — 2.6%
2,382,835	Microsoft Corp.	71,342,080

	TOTAL INFORMATION TECHNOLOGY	228,244,140

See Notes to Financial Statements.

6         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value

MATERIALS — 8.5%
Chemicals — 5.1%
809,558	Dow Chemical Co.	$36,114,382
1,678,600	E.I. du Pont de Nemours & Co.	82,536,762
325,000	PPG Industries Inc.	23,913,500

	Total Chemicals	142,564,644

Metals & Mining — 1.5%
1,146,626	Alcoa Inc.	40,693,757

Paper & Forest Products — 1.9%
653,381	Weyerhaeuser Co.	51,760,843

	TOTAL MATERIALS	235,019,244

TELECOMMUNICATION SERVICES — 5.2%
Diversified Telecommunication Services — 3.6%
425,000	AT&T Inc.	16,456,000
400,000	Embarq Corp.	24,016,000
1,550,789	Verizon Communications Inc.	59,209,124

	Total Diversified Telecommunication Services	99,681,124

Wireless Telecommunication Services — 1.6%
1,544,908	Vodafone Group PLC, ADR	44,385,207

	TOTAL TELECOMMUNICATION SERVICES	144,066,331

UTILITIES — 1.9%
Electric Utilities — 1.4%
468,000	Duke Energy Corp.	9,603,360
450,000	FPL Group Inc.	28,966,500

	Total Electric Utilities	38,569,860

Multi-Utilities — 0.5%
600,000	NiSource Inc.	14,754,000

	TOTAL UTILITIES	53,323,860

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $2,010,392,358)	2,719,359,083

Face Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreements — 2.3%
$27,020,000	Interest in $380,296,000 joint tri-party repurchase agreement dated 4/30/07 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.210% due 5/1/07; Proceeds at maturity — $27,023,910; (Fully collateralized by various U.S. Treasury Notes and U.S. government agency obligations, 0.000% to 9.375% due 9/30/11 to 4/15/30; Market value — $27,560,542)	27,020,000

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         7

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Repurchase Agreements — 2.3% (continued)
$35,510,000	Interest in $372,329,000 joint tri-party repurchase agreement dated 4/30/07 with Greenwich Capital Markets Inc., 5.230% due 5/1/07; Proceeds at maturity — $35,515,159; (Fully collateralized by various U.S. government agency obligations, 3.555% to 7.089% due 7/1/12 to 11/1/46; Market value — $36,220,447)	$35,510,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $62,530,000)	62,530,000

	TOTAL INVESTMENTS — 100.1% (Cost — $2,072,922,358#)	2,781,889,083
	Liabilities in Excess of Other Assets — (0.1)%	(1,483,051)

	TOTAL NET ASSETS — 100.0%	$2,780,406,032

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
SPDR	— Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

8         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $2,072,922,358)	$2,781,889,083
Cash	808
Dividends and interest receivable	3,883,026
Receivable for Fund shares sold	1,156,135
Prepaid expenses	44,980

Total Assets	2,786,974,032

LIABILITIES:
Transfer agent fees payable	2,159,752
Payable for Fund shares repurchased	1,843,793
Investment management fee payable	1,298,654
Payable for securities purchased	570,370
Distribution fees payable	295,049
Trustees’ retirement plan	76,865
Trustees’ fees payable	2,041
Accrued expenses	321,476

Total Liabilities	6,568,000

Total Net Assets	$2,780,406,032

NET ASSETS:
Par value (Note 6)	$1,469
Paid-in capital in excess of par value	2,035,916,480
Undistributed net investment income	2,986,022
Accumulated net realized gain on investments and foreign currency transactions	32,524,019
Net unrealized appreciation on investments and foreign currencies	708,978,042

Total Net Assets	$2,780,406,032

Shares Outstanding:
Class 1	109,121,018

Class A	23,268,949

Class B	13,835,658

Class C	646,398

Net Asset Value:
Class 1 (and redemption price)	$19.17

Class A (and redemption price)	$18.67

Class B(1)	$17.53

Class C(1)	$18.65

Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 8.50%)	$20.95

Class A (based on maximum initial sales charge of 5.75%)(2)	$19.81

(1)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(2)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         9

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$34,740,988
Interest	4,950,654
Less: Foreign taxes withheld	(196,600)

Total Investment Income	39,495,042

EXPENSES:
Investment management fee (Note 2)	8,142,098
Transfer agent fees (Note 4)	3,978,406
Distribution fees (Notes 2 and 4)	1,789,034
Restructuring and reorganization fees (Note 10)	318,644
Trustees’ fees (Note 10)	176,038
Shareholder reports (Note 4)	98,920
Legal fees	90,986
Registration fees	43,030
Insurance	31,001
Custody fees	21,430
Audit and tax	17,201
Miscellaneous expenses	9,066

Total Expenses	14,715,854
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(637,898)

Net Expenses	14,077,956

Net Investment Income	25,417,086

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	33,508,656
Foreign currency transactions	1,561

Net Realized Gain	33,510,217

Change in Net Unrealized Appreciation/Depreciation From:
Investments	168,408,061
Foreign currencies	7,249

Change in Net Unrealized Appreciation/Depreciation	168,415,310

Net Gain on Investments and Foreign Currency Transactions	201,925,527

Increase in Net Assets From Operations	$227,342,613

See Notes to Financial Statements.

10         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited) and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$25,417,086	$48,774,756
Net realized gain	33,510,217	96,711,126
Change in net unrealized appreciation	168,415,310	265,091,645

Increase in Net Assets From Operations	227,342,613	410,577,527

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(24,099,489)	(50,742,260)
Net realized gains	(94,689,893)	(132,783,135)

Decrease in Net Assets From Distributions to Shareholders	(118,789,382)	(183,525,395)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	77,663,355	124,438,456
Reinvestment of distributions	118,589,830	183,076,182
Cost of shares repurchased	(212,359,700)	(536,288,570)

Decrease in Net Assets From Fund Share Transactions	(16,106,515)	(228,773,932)

Increase (Decrease) in Net Assets	92,446,716	(1,721,800)
NET ASSETS:
Beginning of period	2,687,959,316	2,689,681,116

End of period*	$2,780,406,032	$2,687,959,316

* Includes undistributed net investment income of:	$2,986,022	$1,668,425

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         11

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class 1 Shares(1)	2007(2)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.42		$16.90	$16.89	$16.36	$14.10	$17.55

Income (Loss) From Operations:
Net investment income	0.19		0.34	0.34	0.06	0.06	0.05
Net realized and unrealized gain (loss)	1.39		2.37	0.02	0.50	2.20	(3.39)

Total Income (Loss) From Operations	1.58		2.71	0.36	0.56	2.26	(3.34)

Less Distributions From:
Net investment income	(0.18)		(0.35)	(0.35)	(0.03)	—	(0.09)
Net realized gains	(0.65)		(0.84)	—	—	—	(0.01)
Return of capital	—		—	—	—	—	(0.01)

Total Distributions	(0.83)		(1.19)	(0.35)	(0.03)	—	(0.11)

Net Asset Value, End of Period	$19.17		$18.42	$16.90	$16.89	$16.36	$14.10

Total Return(3)	8.85%		16.92%	2.12%	3.41%	16.03%	(19.20)%

Net Assets, End of Period (millions)	$2,091		$2,032	$2,036	$2,288	$2,435	$2,303

Ratios to Average Net Assets:
Gross expenses	0.89	%(4)(5)	0.88%	0.94%	0.90%	1.00%	0.90%
Net expenses	0.89	(4)(5)(6)	0.85 (6)	0.94	0.90 (6)	1.00	0.90
Net investment income	2.05	(4)	2.00	1.99	0.36	0.39	0.31

Portfolio Turnover Rate	7%		21%	135%	35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.86% (Note 10).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$17.97		$16.52		$16.47		$16.03	$13.93	$17.41

Income (Loss) From Operations:
Net investment income (loss)	0.15		0.27		0.28		(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss)	1.34		2.32		0.02		0.49	2.16	(3.37)

Total Income (Loss) From Operations	1.49		2.59		0.30		0.44	2.10	(3.47)

Less Distributions From:
Net investment income	(0.14)		(0.30)		(0.25)		—	—	—
Net realized gains	(0.65)		(0.84)		—		—	—	(0.01)

Total Distributions	(0.79)		(1.14)		(0.25)		—	—	(0.01)

Net Asset Value, End of Period	$18.67		$17.97		$16.52		$16.47	$16.03	$13.93

Total Return(3)	8.59%		16.50%		1.82%		2.74%	15.08%	(19.94)%

Net Assets, End of Period (millions)	$434		$395		$378		$404	$414	$352

Ratios to Average Net Assets:
Gross expenses	1.40	%(4)(5)	1.43%		1.59%		1.59%	1.80%	1.80%
Net expenses	1.25	(4)(5)(6)(7)	1.24	(6)(7)	1.25	(6)(7)	1.58 (7)	1.80	1.80
Net investment income (loss)	1.68	(4)	1.62		1.67		(0.33)	(0.42)	(0.59)

Portfolio Turnover Rate	7%		21%		135%		35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.37% and 1.22%, respectively (Note 10).

(6)	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         13

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2007(2)		2006		2005		2004	2003	2002
Net Asset Value, Beginning of Period	$16.92		$15.62		$15.55		$15.26	$13.38	$16.86

Income (Loss) From Operations:
Net investment income (loss)	0.08		0.14		0.15		(0.18)	(0.18)	(0.22)
Net realized and unrealized gain (loss)	1.26		2.18		0.02		0.47	2.06	(3.25)

Total Income (Loss) From Operations	1.34		2.32		0.17		0.29	1.88	(3.47)

Less Distributions From:
Net investment income	(0.08)		(0.18)		(0.10)		—	—	—
Net realized gains	(0.65)		(0.84)		—		—	—	(0.01)

Total Distributions	(0.73)		(1.02)		(0.10)		—	—	(0.01)

Net Asset Value, End of Period	$17.53		$16.92		$15.62		$15.55	$15.26	$13.38

Total Return(3)	8.18%		15.61%		1.09%		1.90%	14.05%	(20.59)%

Net Assets, End of Period (millions)	$243		$250		$264		$292	$305	$290

Ratios to Average Net Assets:
Gross expenses	2.23	%(4)(5)	2.23%		2.38%		2.42%	2.66%	2.59%
Net expenses	2.00	(4)(5)(6)(7)	1.96	(6)(7)	2.00	(6)(7)	2.42 (7)	2.66	2.59
Net investment income (loss)	0.95	(4)	0.90		0.93		(1.16)	(1.27)	(1.39)

Portfolio Turnover Rate	7%		21%		135%		35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.20% and 1.98%, respectively (Note 10).

(6)	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007(2)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.95		$16.48	$16.39	$15.98	$13.87	$17.36

Income (Loss) From Operations:
Net investment income (loss)	0.11		0.20	0.18	(0.08)	(0.04)	(0.13)
Net realized and unrealized gain (loss)	1.34		2.30	0.04	0.49	2.15	(3.35)

Total Income (Loss) From Operations	1.45		2.50	0.22	0.41	2.11	(3.48)

Less Distributions From:
Net investment income	(0.10)		(0.19)	(0.13)	—	—	—
Net realized gains	(0.65)		(0.84)	—	—	—	(0.01)

Total Distributions	(0.75)		(1.03)	(0.13)	—	—	(0.01)

Net Asset Value, End of Period	$18.65		$17.95	$16.48	$16.39	$15.98	$13.87

Total Return(3)	8.36%		15.94%	1.32%	2.57%	15.21%	(20.05)%

Net Assets, End of Period (millions)	$12		$11	$12	$5	$6	$5

Ratios to Average Net Assets:
Gross expenses	1.71	%(4)(5)	1.73%	1.75%	1.77%	1.67%	2.00%
Net expenses	1.71	(4)(5)(6)	1.69 (6)	1.75	1.77 (6)	1.67	2.00
Net investment income (loss)	1.21	(4)	1.18	1.05	(0.51)	(0.29)	(0.80)

Portfolio Turnover Rate	7%		21%	135%	35%	69%	38%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended April 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized. Past performance is no guarantee of future results.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.68% (Note 10).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Dividend Strategy Fund (the “Fund”) is a separate diversified series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 13, 2007, the Fund was a separate diversified series of Legg Mason Partners Investment Series, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

16         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owner subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the six months ended April 30, 2007, LMPFA waived a portion of their investment management fee in the amount of $572,000. In addition, during the six months ended April 30, 2007, the Fund was reimbursed for expenses amounting to $65,898.

During the six months ended April 30, 2007, the Fund’s Class A and B shares had voluntary expense limitations in place of 1.25% and 2.00%, respectively.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 8.50% and 5.75% for Class 1 and A shares, respectively. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

18         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended April 30, 2007, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class 1 shares. In addition, for the six months ended April 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$4,000	$1,000

On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $76,685. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$211,487,711

Sales	171,587,439

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$714,926,974
Gross unrealized depreciation	(5,960,249)

Net unrealized appreciation	$708,966,725

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution and/or service fee with respect to its Class A, B and C shares, calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

For the six months ended April 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class 1	—	$2,324,910	$57,078
Class A	$505,890	967,856	24,105
Class B	1,226,079	682,893	17,418
Class C	57,065	2,747	319

Total	$1,789,034	$3,978,406	$98,920

5.	Distributions to Shareholders by Class

	Six Months Ended April 30, 2007	Year Ended October 31, 2006
Net Investment Income:
Class 1	$19,604,614	$41,051,506
Class A	3,255,800	6,711,050
Class B	1,171,406	2,856,038
Class C	67,669	123,666

Total	$24,099,489	$50,742,260

Net Realized Gains:
Class 1	$70,638,973	$99,316,037
Class A	14,181,902	18,867,948
Class B	9,455,944	13,997,213
Class C	413,074	601,937

Total	$94,689,893	$132,783,135

6.	Shares of Beneficial Interest

At April 30, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

20         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Amount	Shares	Amount
Class 1
Shares sold	1,466,135	$27,067,255	3,086,455	$52,863,216
Shares issued on reinvestment	4,992,692	90,243,564	8,431,176	140,367,534
Shares repurchased	(7,630,141)	(140,734,708)	(21,659,092)	(370,639,167)

Net Decrease	(1,171,314)	$(23,423,889)	(10,141,461)	$(177,408,417)

Class A
Shares sold	2,112,320	$37,974,811	2,869,473	$48,058,632
Shares issued on reinvestment	985,843	17,349,509	1,560,998	25,335,006
Shares repurchased	(1,791,191)	(32,179,034)	(5,306,079)	(88,609,659)

Net Increase (Decrease)	1,306,972	$23,145,286	(875,608)	$(15,216,021)

Class B
Shares sold	655,765	$11,073,309	1,420,703	$22,396,883
Shares issued on reinvestment	639,814	10,564,474	1,098,718	16,744,795
Shares repurchased	(2,255,412)	(38,129,196)	(4,638,495)	(73,075,342)

Net Decrease	(959,833)	$(16,491,413)	(2,119,074)	$(33,933,664)

Class C
Shares sold	85,974	$1,547,980	66,222	$1,119,725
Shares issued on reinvestment	24,617	432,283	38,994	628,847
Shares repurchased	(73,416)	(1,316,762)	(239,060)	(3,964,402)

Net Increase (Decrease)	37,175	$663,501	(133,844)	$(2,215,830)

7.	Regulatory Matters

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (SBFM), the then investment adviser or manager to certain of the funds, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual Fund, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which Citigroup Asset Management (“CAM”) agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

22         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management LLC (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

11.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management

24         Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Dividend Strategy Fund 2007 Semi-Annual Report         25

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On January 12, 2007, a Special Meeting of Shareholders was held to vote at a Fund level on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to the following proposals:

1: Agreement and Plan of Reorganization

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reorganize as Corresponding Series of an Existing Trust	1,314,925,681.139	19,912,208.442	27,791,379.850	995,125.590

2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	1,307,321,838.960	27,092,427.168	28,215,003.303	995,125.590
Underwriting	1,309,915,433.554	23,721,606.480	28,992,229.396	995,125.590
Lending	1,308,628,729.019	25,891,321.685	28,109,218.726	995,125.590
Issuing Senior Securities	1,310,273,861.699	23,821,110.601	28,534,297.131	995,125.590
Real Estate	1,311,244,631.093	23,144,966.558	28,239,671.780	995,125.590
Commodities	1,310,144,552.130	24,171,309.371	28,313,407.930	995,125.590
Concentration	1,308,722,820.027	24,358,139.548	29,548,309.856	995,125.590
Investing in other companies	1,306,101,372.033	28,398,728.022	28,129,169.376	995,125.590

26         Legg Mason Partners Dividend Strategy Fund

Legg Mason Partners Dividend Strategy Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC
PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Dividend Strategy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02328 6/07	SR07-335

Legg Mason Partners Dividend Strategy Fund

The Fund is a series of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007